Exhibit 99.2

SUPPLEMENTAL INFORMATION      ||     PERIOD ENDED DECEMBER 31, 2020

INTRODUCTION

Overview

Seritage Growth Properties (NYSE: SRG) (“Seritage” or the “Company”) is a fully-integrated, self-administered and self-managed REIT that is principally engaged in the acquisition, ownership, development, redevelopment, management, and leasing of diversified retail and mixed-use real estate throughout the United States.

As of December 31, 2020, the Company’s portfolio consisted of interests in 183 properties totaling approximately 26.5 million square feet of gross leasable area, including 158 wholly owned properties totaling approximately 24.5 million square feet of GLA across 41 states and Puerto Rico (the “Wholly Owned Properties”), and interests in 25 properties totaling approximately 1.9 million square feet of GLA across 13 states that are owned in unconsolidated entities (the “Unconsolidated Properties”).

The Company’s primary objective is to create value for its shareholders through the re-leasing and redevelopment of the majority of its Wholly Owned Properties and Unconsolidated Properties.  In doing so, the Company expects to meaningfully grow net operating income while diversifying its tenant base and adding other uses to its properties to more fully realize the value of its portfolio.  In order to achieve its objective, the Company intends to execute the following strategies:

•	Maximize the value of vast land holdings through accretive densification;
•	Convert single-tenant buildings into multi-tenant properties at meaningfully higher rents;
•	Leverage existing and future joint venture relationships with leading real estate and financial partners; and
•	Maintain a flexible capital structure to support value creation activities.

Background

The Company commenced operations on July 7, 2015 following a rights offering to the shareholders of Sears Holding Corporation (“Sears Holdings” or “Sears”) to purchase common shares of Seritage in order to fund, in part, the $2.7 billion acquisition of certain of Sears Holdings’ owned properties and its 50% interests in three joint ventures which were simultaneously leased back to Sears Holdings under a master lease agreement (the “Original Master Lease”).

As of December 31, 2020, the Company did not have any remaining properties leased to Holdco or Sears Holdings after giving effect to the pending termination of the last five Wholly Owned Properties which is scheduled to be completed in March 2021.

General Information

Unless the context indicates otherwise, references in this supplemental information package (the "Supplemental") to "Seritage Growth,” “Seritage,” the “Company,” or “SRG” refer to Seritage Growth Properties and its subsidiaries.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

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INTRODUCTION

COVID-19 Pandemic

The COVID-19 pandemic continues to have a significant impact on the real estate industry in the United States, including the Company’s properties.  As of December 31, 2020, the Company had collected 93% of rental income for the quarter ended December 31, 2020, and agreed to defer an additional 4%.  As of March 5, 2021, the Company had also collected 95% of January and February 2021 rental income, and agreed to defer an additional 2%.  While the Company intends to enforce its contractual rights under its leases, there can be no assurance that tenants will meet their future obligations or that additional rental modification agreements will not be necessary.

The Company continues to maintain a cautious approach as it responds to the evolving COVID-19 pandemic with an emphasis on managing its cash resources and preserving the value of its assets and its platform.  The Company expects to continue monetizing appropriate assets and selectively allocating capital to the assets with opportunistic risk-adjusted returns.

As a result of the fluidity and uncertainty surrounding the nation’s response to and limitations as a result of the pandemic, the Company expects that conditions will change, potentially significantly, in future periods and, as such, results for the year ended December 31, 2020 may not be indicative of the impact of the COVID-19 pandemic on the Company’s business for future periods.  As such, the Company cannot reasonably estimate the impact of COVID-19 on its financial condition, results of operations or cash flows over the foreseeable future.

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SUPPLEMENTAL FINANCIAL INFORMATION

SERITAGE GROWTH PROPERTIES

SUPPLEMENTAL INFORMATION

PERIOD ENDED DECEMBER 31, 2020

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SUPPLEMENTAL FINANCIAL INFORMATION

Company Contacts
Andrea Olshan	President and Chief Executive Officer (1)	Kenneth Lombard	EVP and Chief Operating Officer
Amanda Lombard	EVP and Chief Financial Officer	Mary Rottler	EVP, Leasing and Operations
Matthew Fernand	EVP and General Counsel	James Bry	EVP, Development and Construction
ir@seritage.com	Investor Relations and Communications	Andrew Galvin	EVP, Investments
646.277.1268

(1)Effective March 16, 2021

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SUPPLEMENTAL FINANCIAL INFORMATION

Summary Information

December 31, 2020

(in thousands, except per share and PSF amounts)

	Quarter Ended December 31,		Year Ended December 31,
Financial Results	2020	2019	2020	2019
Net loss attributable to Seritage common shareholders (page 3)	$(35,606)	$(25,874)	$(109,926)	$(64,297)
Total NOI (page 5)	8,646	19,083	37,757	72,667
FFO (page 6)	(16,156)	(20,059)	(80,998)	(33,793)
Company FFO (page 6)	(17,899)	(14,966)	(88,583)	(33,896)
Net loss per diluted share attributable to Seritage common shareholders (page 3)	$(0.92)	$(0.70)	$(2.87)	$(1.77)
FFO per diluted share (page 6)	(0.29)	(0.36)	(1.45)	(0.61)
Company FFO per diluted share (page 6)	(0.32)	(0.27)	(1.59)	(0.61)
Wtd. avg. diluted shares - EPS	38,675	36,846	38,298	36,413
Wtd. avg diluted shares - FFO/share	55,930	55,802	55,874	55,800
Stock trading price range	$11.20 to $19.45	$39.02 to $45.50	$6.49 to $40.50	$32.98 to $46.49

			As of	As of
Financial Ratios (page 4)			December 31, 2020	December 31, 2019
Total debt to total market capitalization			64.2%	41.0%
Net debt to total real estate investments			56.2%	52.2%

			As of	As of
Property Data (page 9)			December 31, 2020	December 31, 2019
Number of properties			183	212
Gross leasable area (total / at share)			28,509 / 26,470	33,371 / 31,046
Percentage leased (total / at share)			32.6% / 32.4%	42.6% / 42.9%

		As of December 31, 2020
			% of Total
Tenant Data (page 9)		Annual Rent	Annual Rent	Annual Rent PSF
In-place diversified leases		$96,065	63.8%	$15.50
Signed not yet opened ("SNO") diversified leases		54,538	36.2%	23.02
Sears/Kmart		—	0.0%	—
Total		$150,603	100.0%	$17.58

		As of December 31, 2019
			% of Total
		Annual Rent	Annual Rent	Annual Rent PSF
In-place diversified leases		$97,109	50.6%	$13.79
SNO diversified leases		84,348	43.9%	20.06
Sears/Kmart		10,577	5.5%	5.10
Total		$192,034	100.0%	$14.42

SUPPLEMENTAL FINANCIAL INFORMATION

Condensed Consolidated Balance Sheets (unaudited)

December 31, 2020

(in thousands, except share and per share amounts)

	December 31, 2020	December 31, 2019
ASSETS
Investment in real estate
Land	$592,770	$667,004
Buildings and improvements	1,107,532	1,112,653
Accumulated depreciation	(142,206)	(147,696)
	1,558,096	1,631,961
Construction in progress	352,776	338,672
Net investment in real estate	1,910,872	1,970,633
Real estate held for sale	1,864	5,275
Investment in unconsolidated joint ventures	457,033	445,077
Cash and cash equivalents	143,728	139,260
Restricted cash	6,526	—
Tenant and other receivables, net	46,570	54,470
Lease intangible assets, net	18,595	68,153
Prepaid expenses, deferred expenses and other assets, net	63,755	67,744
Total assets	$2,648,943	$2,750,612

LIABILITIES AND EQUITY
Liabilities
Term loan facility, net	$1,598,909	$1,598,487
Sales-leaseback financing obligations	20,425	—
Accounts payable, accrued expenses and other liabilities	146,882	108,755
Total liabilities	1,766,216	1,707,242

Shareholders' Equity
Class A common shares $0.01 par value; 100,000,000 shares authorized; 38,896,428 and 36,897,364 shares issued and outstanding as of December 31, 2020 and December 31, 2019, respectively	389	369
Class B common shares $0.01 par value; 5,000,000 shares authorized; 0 and 1,242,536 shares issued and outstanding as of December 31, 2020 and December 31, 2019, respectively	—	12
Series A preferred shares $0.01 par value; 10,000,000 shares authorized; 2,800,000 shares issued and outstanding as of December 31, 2020 and December 31, 2019; liquidation preference of $70,000	28	28
Additional paid-in capital	1,177,260	1,149,721
Accumulated deficit	(528,636)	(418,711)
Total shareholders' equity	649,041	731,419
Non-controlling interests	233,686	311,951
Total equity	882,727	1,043,370
Total liabilities and equity	$2,648,943	$2,750,612

SUPPLEMENTAL FINANCIAL INFORMATION

Condensed Consolidated Statements of Operations (unaudited)

December 31, 2020

(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
REVENUE
Rental income	$27,478	$37,927	$116,202	$167,035
Management and other fee income	174	(1,293)	293	1,598
Total revenue	27,652	36,634	116,495	168,633
EXPENSES			-
Property operating	11,012	11,122	41,164	42,123
Real estate taxes	8,672	9,080	36,768	38,595
Depreciation and amortization	14,551	36,578	95,997	104,581
General and administrative	(418)	12,970	28,849	39,156
Total expenses	33,817	69,750	202,778	224,455
Gain on sale of real estate	28,596	25,786	88,555	71,104
Gain on sale of interests in unconsolidated joint ventures	1,758	—	1,758	—
Impairment of real estate assets	(47,701)	—	(64,108)	—
Equity in loss of unconsolidated joint ventures	(2,161)	(3,656)	(4,712)	(17,994)
Interest and other income	934	635	3,394	6,824
Interest expense	(24,916)	(26,878)	(91,316)	(94,519)
Loss before income taxes	(49,655)	(37,229)	(152,712)	(90,407)
Provision for income taxes	(37)	(113)	(252)	(196)
Net loss	(49,692)	(37,342)	(152,964)	(90,603)
Net loss attributable to non-controlling interests	15,311	12,693	47,938	31,206
Net loss attributable to Seritage	$(34,381)	$(24,649)	$(105,026)	$(59,397)
Preferred dividends	(1,225)	(1,225)	(4,900)	(4,900)
Net loss attributable to Seritage common shareholders	$(35,606)	$(25,874)	$(109,926)	$(64,297)

Net loss per share attributable to Seritage Class A and Class C common shareholders - Basic	$(0.92)	$(0.70)	$(2.87)	$(1.77)
Net loss per share attributable to Seritage Class A and Class C common shareholders - Diluted	$(0.92)	$(0.70)	$(2.87)	$(1.77)
Weighted average Class A and Class C common shares outstanding - Basic	38,675	36,846	38,298	36,413
Weighted average Class A and Class C common shares outstanding - Diluted	38,675	36,846	38,298	36,413

SUPPLEMENTAL FINANCIAL INFORMATION

Market Capitalization and Financial Ratios

December 31, 2020

(in thousands, except per share amounts)

	As of	As of
Equity Market Capitalization	December 31, 2020	December 31, 2019
Class A common shares outstanding	38,896	36,897
OP units outstanding	17,003	18,905
Total shares & units outstanding	55,899	55,802
Share Price	$14.68	$40.08
Equity market capitalization	$820,602	$2,236,544

Total Market Capitalization
Equity market capitalization	$820,602	$2,236,544
Preferred equity	70,000	70,000
Total debt	1,600,000	1,600,000
Total market capitalization	$2,490,602	$3,906,544

Financial Ratios
Total debt to total market capitalization	64.2%	41.0%

Total debt	$1,600,000	$1,600,000
Cash and cash equivalents	(150,254)	(139,260)
Net Debt	$1,449,746	$1,460,740

Gross real estate investments	$2,123,760	$2,354,787
Investment in unconsolidated joint ventures	457,033	445,077
Total real estate investments	$2,580,793	$2,799,864

Net debt to total real estate investments	56.2%	52.2%

SUPPLEMENTAL FINANCIAL INFORMATION

Total Net Operating Income

December 31, 2020

(in thousands)

	Quarter Ended December 31,		Year Ended December 31,
NOI and Total NOI	2020	2019	2020	2019
Net loss	$(49,692)	$(37,342)	$(152,964)	$(90,603)
Termination fee income	(1,314)	(20)	(7,604)	(5,545)
Management and other fee income	(174)	1,293	(293)	(1,598)
Depreciation and amortization	14,551	36,578	95,997	104,581
General and administrative expenses	(418)	12,970	28,849	39,156
Equity in loss of unconsolidated joint ventures	2,161	3,656	4,712	17,994
Gain on sale of interests in unconsolidated joint ventures	(1,758)	—	(1,758)	—
Gain on sale of real estate	(28,596)	(25,786)	(88,555)	(71,104)
Impairment on real estate assets	47,701	—	64,108	—
Interest and other income	(934)	(635)	(3,394)	(6,824)
Interest expense	24,916	26,878	91,316	94,519
Provision for income taxes	37	113	252	196
Straight-line rent adjustment	1,362	35	4,983	(15,590)
Above/below market rental income/expense	(116)	(113)	(1,793)	(495)
NOI	$7,726	$17,627	$33,856	$64,687
Unconsolidated entities
NOI of unconsolidated joint ventures	1,825	1,606	6,122	9,851
Straight-line rent	(274)	(115)	(681)	(152)
Above/below market rental income/expense	(97)	(35)	(713)	(1,719)
Termination fee income	(534)	—	(827)	—
Total NOI	$8,646	$19,083	$37,757	$72,667

SUPPLEMENTAL FINANCIAL INFORMATION

Funds from Operations and Company FFO

December 31, 2020

(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
FFO and Company FFO	2020	2019	2020	2019
Net loss	$(49,692)	$(37,342)	$(152,964)	$(90,603)
Real estate depreciation and amortization (consolidated properties)	14,017	36,053	93,963	102,439
Real estate depreciation and amortization (unconsolidated joint ventures)	3,397	8,241	9,108	30,375
Gain on sale of interests in unconsolidated joint ventures	(1,758)	—	(1,758)	—
Gain on sale of real estate	(28,596)	(25,786)	(88,555)	(71,104)
Impairment on real estate assets	47,701	—	64,108	—
Dividends on preferred shares	(1,225)	(1,225)	(4,900)	(4,900)
FFO attributable to common shareholders and unitholders	$(16,156)	$(20,059)	$(80,998)	$(33,793)
Termination fee income	(1,314)	(20)	(7,604)	(5,545)
Unconsolidated entity termination fee income	(534)	—	(827)	—
Amortization of deferred financing costs	105	105	421	434
Mortgage recording costs	—	5,008	—	5,008
Severance costs	—	—	425	—
Company FFO attributable to common shareholders and unitholders	$(17,899)	$(14,966)	$(88,583)	$(33,896)

FFO per diluted common share and unit	$(0.29)	$(0.36)	$(1.45)	$(0.61)
Company FFO per diluted common share and unit	$(0.32)	$(0.27)	$(1.59)	$(0.61)

Weighted Average Common Shares and Units Outstanding
Weighted average common shares outstanding	38,675	36,846	38,298	36,413
Weighted average OP Units outstanding	17,255	18,956	17,576	19,387
Weighted average common shares and units outstanding	55,930	55,802	55,874	55,800

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information

December 31, 2020

(in thousands)

	As of	As of
Debt Summary	December 31, 2020	December 31, 2019
Term Loan Facility (drawn / undrawn)	$1,600,000 / 400,000	$1,600,000 / 400,000
Interest rate / undrawn rate	7.00% / 1.00%	7.00% / 1.00%
Maturity	July 2023	July 2023

Prepaid Expenses, Deferred Expenses and Other Assets
Deferred expenses	$22,972	$24,607
Right of Use Asset	18,849	18,521
Other assets	9,412	9,275
Prepaid insurance	5,143	4,386
FF&E	2,870	4,321
Other prepaid expenses	4,065	4,133
Prepaid real estate taxes	444	2,501
Total prepaid expenses, deferred expenses and other assets	$63,755	$67,744

Accounts Payable, Accrued Expenses and Other Liabilities
Accounts payable and accrued expenses	$44,777	$34,379
Accrued development expenditures	20,586	17,006
Accrued real estate taxes	29,290	12,979
Variable consideration payment	16,125	—
Below-market leases	4,186	10,648
Environmental reserve	9,477	9,477
Lease liability	8,199	7,668
Prepaid rental income	3,375	6,750
Accrued interest	4,978	4,978
Deferred maintenance	1,722	1,722
Unearned tenant reimbursements	2,613	1,575
Common and preferred dividends and OP Unit distributions payable	1,554	1,573

Total accounts payable, accrued expenses and other liabilities	$146,882	$108,755

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information (cont’d)

December 31, 2020

(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
Rental Income Detail	2020	2019	2020	2019
Rental income	$20,593	$27,550	$84,223	$119,129
Tenant reimbursements	5,571	10,357	24,375	42,362
Termination income	1,314	20	7,604	5,544
Total	$27,478	$37,927	$116,202	$167,035

Select Non-Cash Items
Straight-line rental income
Wholly-owned	$(1,362)	$(35)	$(4,983)	$15,590
Joint ventures	274	115	681	152
Total	$(1,088)	$80	$(4,302)	$15,742

Net amortization of above/below market rental income/expense
Wholly-owned	$117	$113	$1,794	$495
Joint ventures	97	35	713	1,719
Total	$214	$148	$2,507	$2,214

PROPERTY INFORMATION

Portfolio Overview

December 31, 2020

(in thousands, except PSF amounts)

The following table provides a summary of the Company’s portfolio as of December 31, 2020, including Unconsolidated Properties presented at the Company’s proportional share:

	Wholly Owned	Unconsolidated
	Portfolio	Joint Ventures	Total
Number of properties	158	25	183

Total GLA	24,541	3,968	28,509
At share	24,541	1,930	26,470

Leased GLA	7,913	1,369	9,282
At share	7,913	652	8,565

Percentage leased	32.2%	34.5%	32.6%
At share	32.2%	33.8%	32.4%

SNO Lease Summary

The table below provides a summary of the Company’s SNO leases from December 31, 2019 to December 31, 2020, including Unconsolidated Properties presented at the Company’s proportional share:

			Total
	Number of		Annual	Annual
	SNO Leases	GLA	Rent	Rent PSF
As of December 31, 2019	174	4,204	$84,348	$20.07
Opened (1)	(26)	(803)	(13,896)	17.31
Sold / contributed to JVs / terminated	(53)	(1,454)	(23,459)	16.14
Signed (1)	30	422	7,545	17.89
As of December 31, 2020	125	2,369	$54,538	$23.02

(1)	Opened and signed excludes 3 leases that were both signed and opened in 2020

Tenant Overview

The following table provides a summary of annual base rent for the portfolio as of December 31, 2020, based on signed leases and including Unconsolidated Properties presented at the Company’s proportional share:

	Number of	Leased	% of Total	Annual	% of Total	Annual
Tenant	Leases	GLA	Leased GLA	Rent	Annual Rent	Rent PSF
In-place diversified leases	251	6,196	72.3%	$96,065	63.8%	$15.50
SNO diversified leases	125	2,369	27.7%	54,538	36.2%	23.02
Total	376	8,565	100.0%	$150,603	100.0%	$17.58

PROPERTY INFORMATION

Portfolio Overview (cont’d)

December 31, 2020

(in thousands)

Top Tenants

The following table lists the top tenants in the portfolio as of December 31, 2020, based on signed leases and including Unconsolidated Properties presented at the Company’s proportional share:

Tenant	Number of Leases	Annual Rent	% of Total Annual Rent	Concepts/Brands
Dick's Sporting Goods	12	$12,437	8.3%
Dave & Buster's	11	9,212	6.1%
Round One Entertainment	8	7,225	4.8%
Burlington Stores	13	6,799	4.5%
At Home	11	6,786	4.5%
Ross Dress For Less	16	5,430	3.6%	Ross Dress for Less, dd's Discounts
Cinemark	4	4,899	3.3%
Nordstrom Rack	6	4,614	3.1%
AMC	3	4,202	2.8%
Primark	3	3,002	2.0%
Bed Bath & Beyond	6	2,489	1.7%	Bed Bath & Beyond, buybuyBaby, Cost Plus World Market, andThat!
BJ's Wholesale Club	2	2,422	1.6%
TJX	9	2,356	1.6%	TJ Maxx, Marshalls, HomeGoods, HomeSense, Sierra Trading Post
Equinox Fitness	7	2,283	1.5%	Equinox, Blink Fitness
Pinstripes	2	2,035	1.4%
Floor & Décor	2	2,032	1.3%
PetSmart	4	2,012	1.3%
Vasa Fitness	3	1,862	1.2%
24 Hour Fitness	2	1,791	1.2%
Ulta Salon	6	1,685	1.1%

*	The Company has signed 8 leases with Industrious to occupy 278,000 SF under revenue-sharing agreements that are expected to place Industrious among the Company’s top tenants.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

December 31, 2020

(in thousands, except PSF amounts)

Geographic Summary

The following table sets forth information regarding the geographic diversification of the portfolio as of December 31, 2020, based on signed leases and including Unconsolidated Properties presented at the Company’s proportional share:

State	Number of Properties	Annual Rent	% of Total Annual Rent	Rent PSF
Florida	21	$29,321	19.5%	$26.30
California	33	24,325	16.2%	21.80
New York	10	10,525	7.0%	21.92
New Jersey	4	7,889	5.2%	24.19
Texas	12	7,069	4.7%	13.38
Illinois	7	6,992	4.6%	14.78
Virginia	5	6,838	4.5%	21.30
Massachusetts	3	4,764	3.2%	20.78
Pennsylvania	3	4,638	3.1%	26.58
Wisconsin	2	4,083	2.7%	16.20
Total Top 10	100	$106,444	70.7%	$21.22
Other (1)	83	44,159	29.3%	12.44
Total	183	$150,603	100.0%	$17.58

(1)	Includes 32 states.

PROPERTY INFORMATION

Redevelopment Program

December 31, 2020

During the quarter ended December 31, 2020, the Company continued work on certain suburban retail redevelopment projects. The Company had previously resumed $46 million of suburban retail development activity which was expected to generate total potential annual base rent of $13 million. As of December 31, 2020, for those projects $31 million has been incurred and $6 million of annual base rent has commenced with the remaining potential annual base rent expected to commence in the next twelve months, subject to tenant opening schedules. In addition, during the fourth quarter, the Company resumed $39 million of additional suburban retail development activity with total potential annual base rent of $6 million, with the majority expected to commence in the next twelve months, subject to tenant opening schedules.

The Company also continued to advance both its previously underway premier projects in Aventura (FL), Santa Monica (CA) and La Jolla (CA), and its pipeline of such projects, including its two previously announced multifamily projects, in Redmond (WA) and Dallas (TX), each of which represents the first phase of larger, mixed-use developments. A multifamily project in Lynwood (WA) in its joint venture with Brookfield Properties Retail and AvalonBay Communities (NYSE: AVB), is also underway and has been scheduled for opening in the fourth quarter of 2021. A previously announced multifamily project in Chicago (IL) was sold during the year ended December 31, 2020.

During the quarter ended December 31, 2020, the Company, together with Foulger-Pratt and The Howard Hughes Corporation (NYSE: HHC), announced that it had entered into an initial agreement with the City of Alexandria and Inova Health System to advance the development of a 4.0 million square-foot mixed-use community to include a new hospital campus at the site of the former Landmark Mall.

The remainder of our previously announced redevelopment projects remain on hold due to the COVID-19 pandemic. The Company deems this approach to capital deployment prudent given the uncertainty regarding tenants’ ability to construct and open new stores and the feasibility of sustaining labor levels with safe working conditions.  Investment returns are subject to a number of variables, risks, and uncertainties including those disclosed within Item 1A of the Company’s Annual Report filed on Form 10-K for the year ended December 31, 2020.  The Company also refers you to its disclosure related to forward-looking statements in the Annual Report.

PROPERTY INFORMATION

Recapture and Termination Properties

December 31, 2020

(in thousands)

Recapture Properties

The Company exercised recapture rights with respect to 70 properties under the Original Master Lease prior to its rejection on March 12, 2019.

The following table provides a summary of the Company’s recapture activity as of December 31, 2020:

(in thousands except property count)
Year	Square Feet	Total Number of Properties	100% Recaptures (1)	Partial Recaptures (2)
2020	—	—	—	—
2019	629	4	3	1
2018	3,428	20	17	3
2017	3,302	27	16	11
2016	1,501	17	4	13
Total	8,860	68	40	28
(1)	Includes properties for which the Company had converted partial recapture rights to 100% recapture rights.
(2)

Partial recaptures include the recapture of (i) up to approximately 50% of the space occupied by the tenant at all properties, (ii) automotive care centers which are free-standing or attached as “appendages” to the properties, and/or (iii) outparcels or outlots and certain portions of parking areas and common areas

Termination Properties

Sears Holdings exercised termination rights with respect to 87 properties under the Original Master Lease prior to its rejection on March 12, 2019 and Holdco exercised termination rights with respect to 29 properties under the Holdco Master Lease during the year ended December 31, 2019 and an additional 17 properties during the year ended December 31, 2020.

The following table provides a summary of Sears Holdings’ and Holdco’s termination activity as of December 31, 2020 (note that leases at an additional 31 properties totaling 4.3 million square feet were rejected in March 2019 as part of Sears Holdings’ bankruptcy filing):

(in thousands except property count)
Notice Date	Termination Date	Square Feet	Total Number of Properties	Number of Properties Redeveloped by the Company	Number of Properties Sold by the Company
December 2020	March 2021	639	5	—	—
June 2020	September 2020 (1)	1,800	12	2	—
November 2019	March 2020	4,332	29	7	1
August 2018	December 2018	1,605	13	6	3
June 2018	November 2018 (2)	1,218	9	6	1
April 2018	August 2018	1,494	9	4	1
June 2017	October 2017 (3)	3,812	20	8	4
January 2017	April 2017	1,872	19	7	8
September 2016	January 2017	1,727	17	8	6
Total		18,499	133	48	24

(1)	Properties terminated pursuant to the Amendment signed in June 2020.
(2)	Two properties were terminated in October 2018.
(3)	One property was terminated in November 2017 and one was terminated in January 2018.

PROPERTY INFORMATION

Unconsolidated Properties

December 31, 2020

Brookfield Retail Partners (formerly GGP, Inc.)

				Unconsolidated	Total
	Mall Name	City	State	Entity	GLA (1)	Leased (1)
1	Altamonte Mall	Altamonte Springs	FL	GGP II JV	62,800	53.7%
2	Coastland Center	Naples	FL	GGP II JV	33,700	100.0%
3	Natick Collection (2)	Natick	MA	GGP I JV	95,400	46.4%
4	Willowbrook Mall	Wayne	NJ	GGP II JV	140,500	73.1%
5	Sooner Mall (2)	Norman	OK	GGP I JV	33,400	0.0%
6	Stonebriar Centre	Frisco	TX	GGP I JV	81,500	0.0%
7	Alderwood	Lynnwood	WA	GGP I JV	50,000	49.3%
(1)	Based on signed leases as of December 31, 2020; GLA presented at the Company's proportional share.
(2)	Property is subject to a lease or ground lease agreement.

Simon Property Group

				Unconsolidated	Total
	Mall Name	City	State	Entity	GLA (1)	Leased (1)
1	Santa Rosa Plaza	Santa Rosa	CA	Simon JV	82,700	0%
2	Briarwood	Ann Arbor	MI	Simon JV	85,300	0%
3	The Shops at Nanuet	Nanuet	NY	Simon JV	110,700	0%
4	Woodland Hills Mall	Tulsa	OK	Simon JV	75,100	0%
5	Barton Creek Square	Austin	TX	Simon JV	82,300	0%
(1)	Based on signed leases as of December 31, 2020; GLA presented at the Company's proportional share.

Macerich

				Unconsolidated	Total
	Mall Name	City	State	Entity	GLA (1)	Leased (1)
1	Chandler Fashion Center	Chandler	AZ	Macerich JV	69,700	53.1%
2	Los Cerritos Center	Cerritos	CA	Macerich JV	138,800	0.0%
3	Vintage Faire Mall	Modesto	CA	Macerich JV	60,200	66.8%
4	Danbury Fair	Danbury	CT	Macerich JV	89,300	39.3%
5	Deptford Mall	Deptford	NJ	Macerich JV	95,900	77.8%
6	Freehold Raceway Mall	Freehold	NJ	Macerich JV	69,400	48.0%
7	Washington Square Mall	Portland	OR	Macerich JV	110,000	0.0%
(1)	Based on signed leases as of December 31, 2020; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Unconsolidated Properties (cont’d)

December 31, 2020

Invesco Real Estate

				Unconsolidated	Total
	Property Address	City	State	Entity	GLA (1)	Leased (1)
1	302 Colorado Avenue	Santa Monica	CA	Mark 302 JV	51,500	0%
2	4575 La Jolla Village Drive	San Diego	CA	UTC JV	113,100	57.6%

(1)	Based on signed leases as of December 31, 2020; GLA presented at the Company's proportional share.

Other

				Unconsolidated	Total
	Property Address	City	State	Entity	GLA (1)	Leased (1)
1	1445 New Britain Avenue	West Hartford	CT	West Hartford JV	81,800	68.7%
2	126 Shawan Road	Cockeysville	MD	Cockeysville JV	80,100	61.3%
3	12625 North Interstate Highway 35	Austin	TX	Tech Ridge JV	—	—
4	20700 South Avalon Boulevard	Carson	CA	Carson Investment	36,400	60.2%

(1)	Based on signed leases as of December 31, 2020; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Wholly Owned Properties

December 31, 2020

			GLA (1)
	City	State	Total	Leased	Not Leased	Significant Tenants (1)	Leased (1)
1	Anchorage	AK	158,500	134,000	24,500	Guitar Center, Nordstrom Rack, Planet Fitness, Safeway	84.5%
2	North Little Rock	AR	177,100	13,000	164,100	Aspen Dental, Longhorn Steakhouse	7.3%
3	Glendale	AZ	125,000	—	125,000	n/a	0.0%
4	Mesa	AZ	121,900	16,800	105,100	Carvana	13.8%
5	Peoria	AZ	104,400	104,400	—	At Home	100.0%
6	Phoenix	AZ	144,200	—	144,200	n/a	0.0%
7	Phoenix	AZ	151,200	151,200	—	At Home	100.0%
8	Sierra Vista	AZ	94,700	—	94,700	n/a	0.0%
9	Tucson	AZ	218,900	50,600	168,300	Round One Entertainment	23.1%
10	Yuma	AZ	90,400	—	90,400	n/a	0.0%
11	Big Bear Lake (2)	CA	80,000	4,000	76,000	Subway, Wells Fargo Bank	5.0%
12	Chula Vista	CA	250,100	—	250,100	n/a	0.0%
13	Citrus Heights	CA	289,500	—	289,500	n/a	0.0%
14	El Cajon	CA	244,900	188,700	56,200	Ashley Furniture, Bob's Discount Furniture, Burlington Stores, Extra Space Storage	77.1%
15	El Centro	CA	139,700	—	139,700	Hobby Lobby	0.0%
16	Fairfield	CA	146,500	28,500	118,000	Dave & Busters	19.5%
17	Florin	CA	329,700	57,000	272,700	n/a	17.3%
18	Fresno	CA	216,600	43,400	173,200	Ross Dress for Less, dd's Discounts	20.0%
19	McKinleyville	CA	94,800	—	94,800	n/a	0.0%
20	Merced	CA	92,600	79,800	12,800	Burlington Stores, dd's Discounts, Five Below	86.2%
21	Montclair	CA	174,700	—	174,700	n/a	0.0%
22	North Hollywood	CA	161,900	74,900	87,000	Burlington Stores, Ross Dress for Less	46.3%
23	Palm Desert	CA	136,500	—	136,500	n/a	0.0%
24	Ramona	CA	107,500	14,700	92,800	Dollar Tree	13.7%
25	Riverside	CA	214,200	12,200	202,000	Bank of America	5.7%
26	Riverside	CA	132,600	38,100	94,500	Jack in the Box, Stater Brothers	28.7%
27	Roseville	CA	125,800	109,500	16,300	AAA, Cinemark, Round One Entertainment	87.0%
28	Salinas	CA	132,900	32,200	100,700	Burlington	24.2%
29	San Bruno	CA	276,600	31,300	245,300	Industrious	11.3%
30	San Bernardino	CA	264,700	—	264,700	n/a	0.0%
31	San Jose	CA	262,500	—	262,500	n/a	0.0%
32	Santa Maria	CA	108,600	—	108,600	n/a	0.0%
33	Temecula	CA	120,100	112,800	7,300	Round One Entertainment, Dick's Sporting Goods	93.9%
34	Thousand Oaks	CA	161,400	161,400	—	Dave & Busters, DSW, Nordstrom Rack	100.0%
35	Ventura	CA	178,600	—	178,600	n/a	0.0%
36	West Covina	CA	142,000	—	142,000	n/a	0.0%
37	Westminster	CA	197,900	—	197,900	n/a	0.0%
38	Lakewood	CO	153,000	—	153,000	n/a	0.0%
39	Thornton	CO	203,000	61,700	141,300	Vasa Fitness	30.4%
40	Waterford	CT	149,200	—	149,200	n/a	0.0%

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

December 31, 2020

	City	State	Total	Leased	Not Leased	Significant Tenants (1)	Leased (1)
41	Rehoboth Beach	DE	118,300	75,900	42,400	andThat!, PetSmart, Aldi	64.2%
42	Boca Raton	FL	178,500	4,200	174,300	Washington Mutual	2.4%
43	Bradenton	FL	82,900	49,900	33,000	Target	60.2%
44	Clearwater	FL	211,300	87,600	123,700	Whole Foods, Nordstrom Rack	41.5%
45	Doral	FL	212,900	—	212,900	n/a	0.0%
46	Ft. Myers	FL	146,800	—	146,800	n/a	0.0%
47	Hialeah	FL	145,200	77,900	67,300	Five Below, Ulta Beauty, Panera	53.7%
48	Hialeah (3)	FL	106,300	106,300	—	Aldi, Bed Bath & Beyond, Ross Dress for Less, dd’s Discounts	100.0%
49	Lakeland	FL	156,200	—	156,200	n/a	0.0%
50	Aventura	FL	215,400	111,500	103,900	Mercado del Rio, Pinstripes, Industrious	51.8%
51	Miami	FL	170,100	—	170,100	n/a	0.0%
52	North Miami	FL	125,400	125,400	—	Aldi, Burlington Stores, Ross Dress for Less, Michaels Stores	100.0%
53	Ocala	FL	146,200	—	146,200	n/a	0.0%
54	Orlando	FL	118,400	96,700	21,700	Floor & Décor	81.7%
55	Panama City	FL	139,300	—	139,300	n/a	0.0%
56	Pensacola	FL	106,100	106,100	—	BJ's Wholesale Club, Bubba's 33	100.0%
57	Plantation	FL	184,400	136,100	48,300	GameTime, Lazy Dog, Powerhouse Gym	73.8%
58	Sarasota	FL	212,400	—	212,400	n/a	0.0%
59	St. Petersburg	FL	113,800	11,800	102,000	n/a	10.4%
60	St. Petersburg	FL	133,800	133,800	—	Dick's Sporting Goods, Five Below, PetSmart	100.0%
61	Savannah	GA	167,300	—	167,300	n/a	0.0%
62	Honolulu	HI	76,100	76,100	—	Long's Drugs (CVS), Ross Dress for Less, PetSmart	100.0%
63	Cedar Rapids	IA	146,000	—	146,000	n/a	0.0%
64	Charles City	IA	96,600	—	96,600	n/a	0.0%
65	Webster City	IA	40,800	—	40,800	n/a	0.0%
66	Boise	ID	123,600	—	123,600	n/a	0.0%
67	Chicago	IL	120,700	89,100	31,600	Ross Dress for Less, dd's Discounts, Five Below	73.8%
68	Joliet	IL	204,600	—	204,600	n/a	0.0%
69	Lombard	IL	139,300	139,300	—	The Dump	100.0%
70	North Riverside	IL	216,400	95,700	120,700	Round One Entertainment, Aldi, Blink Fitness, Amita Health	44.2%
71	Orland Park	IL	140,000	45,900	94,100	AMC	32.8%
72	Springfield	IL	119,500	103,000	16,500	Binny's Beverage Depot, Burlington Stores, Marshalls	86.2%
73	Steger	IL	87,400	—	87,400	n/a	0.0%
74	Elkhart	IN	86,600	86,600	—	Big R	100.0%
75	Ft. Wayne	IN	84,400	63,700	20,700	Dave & Busters, Five Below, HomeGoods	75.5%
76	Merrillville	IN	170,900	161,400	9,500	At Home, Dollar Tree	94.4%
77	Hopkinsville	KY	85,100	64,600	20,500	Bargain Hunt, Farmer's Furniture, Harbor Freight	75.9%
78	Paducah	KY	97,300	66,800	30,500	Burlington Stores, Ross Dress for Less	68.7%
79	Lafayette	LA	194,900	—	194,900	n/a	0.0%
80	New Iberia	LA	4,500	4,500	—	Chase Bank	100.0%

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

December 31, 2020

	City	State	Total	Leased	Not Leased	Significant Tenants (1)	Leased (1)
81	Braintree	MA	89,700	85,000	4,700	Nordstrom Rack, Ulta Beauty	94.8%
82	Saugus	MA	210,700	100,000	110,700	APEX Entertainment	47.5%
83	Bowie	MD	123,000	15,000	108,000	BJ's Brewhouse	12.2%
84	Edgewater	MD	117,200	—	117,200	n/a	0.0%
85	Madawaska	ME	49,700	—	49,700	n/a	0.0%
86	Lincoln Park	MI	301,700	68,800	232,900	Bank of America, Burlington Stores, Planet Fitness	22.8%
87	Manistee	MI	94,700	—	94,700	n/a	0.0%
88	Roseville	MI	364,600	154,600	210,000	At Home, Hobby Lobby	42.4%
89	Sault Ste. Marie	MI	92,700	—	92,700	n/a	0.0%
90	Troy	MI	379,600	91,100	288,500	At Home	24.0%
91	Ypsilanti	MI	91,700	91,700	—	At Home	100.0%
92	Burnsville	MN	167,300	—	167,300	n/a	0.0%
93	Maplewood	MN	175,000	—	175,000	n/a	0.0%
94	St. Paul	MN	217,900	100	217,800	n/a	0.0%
95	Florissant	MO	119,000	4,300	114,700	n/a	3.6%
96	Jefferson City	MO	92,600	92,600	—	Orscheln Farm and Home	100.0%
97	Springfield	MO	112,900	112,900	—	At Home	100.0%
98	Columbus	MS	166,700	45,400	121,300	Bargain Hunt	27.2%
99	Asheville	NC	110,600	—	110,600	n/a	0.0%
100	Greensboro	NC	178,500	168,200	10,300	Floor & Décor, Gabriel Brothers	94.2%
101	Kearney	NE	64,900	64,900	—	Ross Dress for Less, Five Below, Marshall's	100.0%
102	Manchester	NH	106,600	80,400	26,200	Dick's Sporting Goods, Dave & Buster's	75.4%
103	Nashua	NH	167,100	—	167,100	n/a	0.0%
104	Portsmouth	NH	127,100	—	127,100	n/a	0.0%
105	Salem	NH	251,600	123,000	128,600	Cinemark, Dick's Sporting Goods	48.9%
106	Watchung	NJ	116,400	115,600	800	Cinemark, HomeGoods, Sierra Trading Post, Ulta Beauty, Chick-fil-A , City MD	99.3%
107	Henderson	NV	133,400	128,500	4,900	At Home, Seafood City	96.3%
108	Las Vegas	NV	130,300	42,500	87,800	Round One Entertainment	32.6%
109	Reno	NV	162,700	41,300	121,400	Round One Entertainment	25.4%
110	Albany	NY	277,900	76,700	201,200	Whole Foods, REI, Ethan Allen	27.6%
111	Clay	NY	146,500	—	146,500	n/a	0.0%
112	East Northport	NY	179,700	93,300	86,400	24 Hour Fitness, AMC	51.9%
113	Hicksville	NY	284,900	96,600	188,300	Chase Bank, Chipotle	33.9%
114	Olean	NY	120,700	55,400	65,300	Marshall's, Ollie's Bargain Hunt	45.9%
115	Rochester	NY	128,500	—	128,500	n/a	0.0%
116	Sidney	NY	94,400	—	94,400	n/a	0.0%
117	Victor	NY	119,600	119,600	—	Dick's Sporting Goods	100.0%
118	Yorktown Heights	NY	160,000	38,500	121,500	24 Hour Fitness	24.1%
119	Canton	OH	190,600	116,300	74,300	Dick's Sporting Goods, Dave & Busters, Cheddar's	61.0%
120	Dayton	OH	180,200	13,400	166,800	Outback Steakhouse	7.4%

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

December 31, 2020

	City	State	Total	Leased	Not Leased	Significant Tenants (1)	Leased (1)
121	Kenton	OH	96,100	—	96,100	n/a	0.0%
122	Mentor	OH	219,100	—	219,100	n/a	0.0%
123	Middleburg Heights	OH	359,000	35,800	323,200	Carvana	10.0%
124	Toledo	OH	218,700	—	218,700	n/a	0.0%
125	Oklahoma City	OK	223,600	50,300	173,300	Vasa Fitness	22.5%
126	Happy Valley	OR	144,300	45,000	99,300	Dick's Sporting Goods	31.2%
127	King of Prussia (3)	PA	210,800	174,500	36,300	Dick's Sporting Goods, Primark, Outback Steakhouse, Yardhouse	82.8%
128	Lebanon	PA	117,200	—	117,200	n/a	0.0%
129	Walnutport	PA	121,200	—	121,200	n/a	0.0%
130	Bayamon (2)	PR	114,600	—	114,600	n/a	0.0%
131	Caguas (2)	PR	138,700	—	138,700	n/a	0.0%
132	Carolina (2)	PR	198,000	—	198,000	n/a	0.0%
133	Mayaguez (2)	PR	118,200	—	118,200	n/a	0.0%
134	Ponce	PR	126,900	—	126,900	n/a	0.0%
135	Warwick	RI	131,500	123,100	8,400	At Home, Hook & Reel, Skechers	93.6%
136	Anderson	SC	117,100	117,100	—	Burlington Stores, Sportsman's Warehouse	100.0%
137	Charleston	SC	106,400	52,900	53,500	Burlington Stores	49.7%
138	Cordova	TN	160,900	—	160,900	n/a	0.0%
139	Memphis	TN	112,700	100,000	12,700	LA Fitness, Hopdoddy, Nordstrom Rack, Ulta Beauty	88.7%
140	Austin	TX	52,700	45,000	7,700	AMC	85.4%
141	El Paso	TX	114,200	99,100	15,100	dd's Discount, Ross Dress for Less, Five Below, Burlington Stores	86.8%
142	Friendswood	TX	166,000	—	166,000	n/a	0.0%
143	Houston	TX	134,000	134,000	—	At Home	100.0%
144	Houston	TX	201,700	—	201,700	n/a	0.0%
145	Ingram	TX	168,400	—	168,400	n/a	0.0%
146	Irving	TX	92,000	39,700	52,300	CareNow, Chick-fil-A	43.2%
147	San Antonio	TX	164,200	157,800	6,400	Tru Fit, Bed Bath & Beyond	96.1%
148	Valley View	TX	235,000	52,700	182,300	Industrious	22.4%
149	Layton	UT	86,500	66,400	20,100	Vasa Fitness	76.8%
150	West Jordan	UT	171,000	171,000	—	Burlington Stores, At Home	100.0%
151	Alexandria	VA	262,100	—	262,100	n/a	0.0%
152	Chesapeake	VA	169,700	—	169,700	n/a	0.0%
153	Fairfax	VA	211,000	179,400	31,600	Dave & Busters, Dick's Sporting Goods	85.0%
154	Virginia Beach	VA	166,200	79,300	86,900	DSW, The Fresh Market, Nordstrom Rack, Smokey Bones	47.7%
155	Warrenton	VA	75,500	62,200	13,300	HomeGoods	82.4%
156	Redmond	WA	230,700	—	230,700	n/a	0.0%
157	Greendale	WI	187,500	133,700	53,800	Dick's Sporting Goods, Round One Entertainment	71.3%
158	Madison	WI	118,400	118,400	—	Dave & Busters, Total Wine & More, Hobby Lobby	100.0%
	Total - Wholly Owned Properties		24,540,800	7,913,200	16,627,600		32.2%

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

December 31, 2020

(1)	Based on signed leases as of December 31, 2020.
(2)	Denotes property subject to the Holdco Master Lease.
(3)	Property is subject to a ground lease.

DISCLOSURES

Non-GAAP Financial Measures

The Company makes reference to NOI, Total NOI, FFO and Company FFO which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

None of NOI, Total NOI, FFO or Company FFO, are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance.  Reconciliations of these measures to the respective GAAP measures the Company deems most comparable have been provided in the tables accompanying this press release.

Net Operating Income ("NOI”) and Total NOI

NOI is defined as income from property operations less property operating expenses.  Other REITs may use different methodologies for calculating NOI, and accordingly the Company’s depiction of NOI may not be comparable to other REITs.  The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties.  This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.

The Company also considers NOI and Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI variable items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.

Funds from Operations ("FFO") and Company FFO

FFO is calculated in accordance with NAREIT which defines FFO as net income computed in accordance with GAAP, excluding gains (or losses) from property sales, real estate related depreciation and amortization, and impairment charges on depreciable real estate assets.  The Company considers FFO a helpful supplemental measure of the operating performance for equity REITs and a complement to GAAP measures because it is a recognized measure of performance by the real estate industry.

The Company makes certain adjustments to FFO, which it refers to as Company FFO, to account for certain non-cash and non-comparable items, such as termination fee income, unrealized loss on interest rate cap, litigation charges, acquisition-related expenses, amortization of deferred financing costs and certain up-front-hiring costs, that it does not believe are representative of ongoing operating results.

DISCLOSURES

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the company’s control, which may cause actual results to differ significantly from those expressed in any forward-looking statement. Factors that could cause or contribute to such differences include, but are not limited to: declines in retail, real estate and general economic conditions; the impact of the COVID-19 pandemic on the business of the Company’s tenants and business, income, cash flow, results of operations, financial condition, liquidity, prospects, ability to service the Company’s debt obligations and ability to pay dividends and other distributions to shareholders, the Company’s historical exposure to Sears Holdings and the effects of its previously announced bankruptcy filing; the litigation filed against us and other defendants in the Sears Holdings adversarial proceeding pending in bankruptcy court; Holdco’s termination and other rights under its master lease with us; competition in the real estate and retail industries; risks relating to recapture and redevelopment activities; contingencies to the commencement of rent under leases; the terms of the Company’s indebtedness; restrictions with which the Company is required to comply in order to maintain REIT status and other legal requirements to which the Company is subject; failure to achieve expected occupancy and/or rent levels within the projected time frame or at all; the impact of ongoing negative operating cash flow on the Company’s ability to fund operations and ongoing development; the Company’s ability to access or obtain sufficient sources of financing to fund the Company’s liquidity needs; the Company’s relatively limited history as an operating company; and environmental, health, safety and land use laws and regulations.  For additional discussion of these and other applicable risks, assumptions and uncertainties, see the “Risk Factors” and forward-looking statement disclosure contained in the Company’s filings with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the year ended December 31, 2020, and the risk factors relating to Sears Holdings and Holdco therein.  While the Company believes that its forecasts and assumptions are reasonable, the Company cautions that actual results may differ materially.  The Company intends the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available, except as required by law.

Seritage Growth Properties

500 Fifth Avenue | New York, NY 10110

212-355-7800 | www.seritage.com